April 3, 2009

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND (A SERIES OF DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND)

Supplement to Current Prospectuses

The following information supersedes and replaces any contrary information contained in the section of the fund's prospectus entitled "Management-Investment Adviser."

The fund's primary portfolio manager is Douglas Gaylor, a position he has held since October 2008. Thomas Casey also serves as an additional portfolio manager, a position he has held since April 2009. Mr. Gaylor is a portfolio manager for Standish Asset Management Company LLC ("Standish"), an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Gaylor manages a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since 1996. Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish, where he has been employed since 1993. Mr. Casey manages tax-sensitive portfolios for institutional and high net worth clients. Previously, he worked for a number of years as a portfolio analyst and trader in the municipal group. Mr. Casey has also been employed by Dreyfus since April 2009.

0551-0591S0409